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                                                                   EXHIBIT 10.16

                       SUPPLEMENT TO PURCHASE AGREEMENT

     THIS SUPPLEMENT TO PURCHASE AGREEMENT (this "Supplement") is dated as of
                                                  ----------
September 7, 1999, by and among HOB Entertainment, Inc., a Delaware corporation (the "Company"), and the Investors listed on the signature pages hereto (the
      -------
"Investors").
----------

                                   RECITALS

     A. The Company and the Investors (other than Chase/HOB 1999 (GC), L.L.C.) are party to a Purchase Agreement for Class D-2 Preferred Stock, 12% Senior Redeemable Preferred Stock, Senior Convertible Preferred Stock and Common Stock Purchase Warrants, dated as of July 21, 1999 (the "Purchase Agreement").
                                                   ------------------

     B. The Company and the Investors desire to supplement and amend the Purchase Agreement as provided herein.

     C. As provided in Section 8.5 of the Purchase Agreement, this Supplement will be effective upon the execution hereof by the Company and the holders of the Requisite Percentage (as defined in the Purchase Agreement).

                                   AGREEMENT

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1.     Definitions. Capitalized terms used herein and not
                    -----------
otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Section 2.     Section 2.3 of the Purchase Agreement.
                    -------------------------------------

     (a)     Section 2.3 of the Purchase Agreement is hereby amended as follows:

             (i) The number "195,480,322" in the first sentence of the first paragraph of Section 2.3 shall be deleted and replaced with "114,054,991";

             (ii) The words "as of the Initial Closing" shall be added to the end of the first sentence of the first paragraph of Section 2.3; and

             (iii) The number "15,500,166" in the fourth sentence of the first paragraph of Section 2.3 shall be deleted and replaced with "30,500,166".

     (b) Notwithstanding anything to the contrary contained in Section 2.3 of the Purchase Agreement, as amended hereby, the authorized capital stock of the Company as of the Initial Closing will be as set forth in the Amended Certificate in the

                                       1
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form set forth in the Consent Solicitation Statement of the Company dated
September 1, 1999 (the "Consent Solicitation").
                        --------------------

     Section 3.     Section 3.2 of the Purchase Agreement.  Section 3.2 of the
                    -------------------------------------
Purchase Agreement is hereby amended by adding the following to the end of the last sentence of Section 3.2: ",other than, in the case of J.H. Whitney Market Value Fund, L.P., Ares Leveraged Investment Fund, L.P. and Ares Leveraged Investment Fund II, L.P., pursuant to a pledge required by the principal debt financing arrangements pursuant to which such Investors obtain financing for the purpose of purchasing Shares and Warrants hereunder"

     Section 4.     Acquisition.  Each Investor acknowledges that the
                    -----------
representations and warranties made by the Company in the Purchase Agreement are intended to apply only to the Company immediately prior the proposed acquisition (the "Acquisition") of Universal Concerts, Inc. and its subsidiaries Universal
      -----------
Arenas, Inc., Universal Events, Inc. and Universal Concerts Canada Ltd. (collectively "UCI") and not to the Company and UCI subsequent to the
               ---
Acquisition.

     Section 5.     Changes for Regulatory Purposes. Each Investor and the
                    --------------------------------
Company acknowledges that for regulatory purposes First Union has exercised its rights pursuant to Section 6.6 of the Purchase Agreement and, as a result of such exercise, certain of the transaction documents have been modified from the forms appended as exhibits to the Purchase Agreement. Accordingly, the Investors hereby approve the forms of the Amended Certificate, Amended Stockholders Agreement and Amended Registration Rights Agreement, each as set forth in the Consent Solicitation, and the form of Co-Sale Agreement attached hereto as Exhibit A. Furthermore, the parties acknowledge that for all purposes under the
---------
Purchase Agreement, including without limitation, Section 8.5, the shares of Class D-3 Preferred Stock of the Company, $.01 per share (the "Class D-3
                                                               ---------
Preferred Stock"), issued to First Union shall be deemed to be Class D-2
---------------
Preferred Stock and the shares of Non-Voting Common Stock of the Company, $.0001 par value per share, issued upon conversion of the Class D-3 Preferred Stock shall be deemed to be Common Stock.

     Section 6.     No Amendment.  Except to the extent each is amended by the
                    ------------
terms of this First Amendment, all terms and conditions of the Agreement remain in full force and effect, and from and after the effectiveness of the First Amendment, all references to the Agreement shall mean such agreement as amended hereby.

     Section 7.     Substitution of CVCA.  As permitted by Exhibit A-1 to the
                    --------------------
Purchase Agreement, Chase Venture Capital Associates, L.P. hereby confirms that it has assigned its right to purchase all of the Shares and Warrants to be purchased by it pursuant to the Purchase Agreement to Chase/HOB 1999 (GC), L.L.C., which by execution hereof agrees to be bound as an Investor under the Purchase Agreement.

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     Section 8.     Miscellaneous Provisions. The Miscellaneous provisions of
                    ------------------------
the Purchase Agreement (i.e., Article 8) shall apply to this Supplement as if fully set forth herein.


                           (Signature Pages Follow)

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the day and year first written above.

                                    HOB ENTERTAINMENT, INC.


                                    By: /s/ Joseph C. Kaczorowski
                                       ------------------------------------
                                    Name:   Joseph C. Kaczorowski
                                    Title:  Chief Financial Officer, Treasurer
                                            and Secretary


                                    CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                    By:  Chase Capital Partners,
                                         Its General Partner


                                         By: /s/ David L. Ferguson
                                            ------------------------------------
                                         Name:   David L. Ferguson
                                         Title:  Authorized Signatory


                                    CHASE/HOB 1999 PARTNERS (GC), L.L.C.

                                    By:  CB Capital Investors, L.P.
                                         Its Managing Member

                                         By:  CB Capital Inverstors, Inc.
                                              Its General Partner


                                              By: /s/ David L. Ferguson
                                                 --------------------------
                                              Name:   David L. Ferguson
                                              Title:  Authorized Signatory


                                    S.A. BLUES PARTNERS, L.P.

                                    By:  S.A. Blues Management, Inc.,
                                         Its General Partner


                                         By: /s/ Eric S. Foultz
                                            -------------------------------
                                         Name:   Eric S. Foultz
                                         Title:  Vice President

                                     S-1
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                                    J.H. WHITNEY III, L.P.

                                    By:  J.H. Whitney Equity Partners III, LLC,
                                         Its General Partner


                                         By: /s/ Daniel J. O'Brien
                                            --------------------------------
                                         Name:   Daniel J. O'Brien
                                         Title:


                                    WHITNEY STRATEGIC PARTNERS III, L.P.

                                    By:  J.H. Whitney Equity Partners III, LLC,
                                         Its General Partner


                                         By: /s/ Daniel J. O'Brien
                                            ---------------------------------
                                         Name:   Daniel J. O'Brien
                                         Title:


                                    J.H. WHITNEY MARKET VALUE FUND, L.P.

                                    By:  Whitney Market Value GP, Ltd.,
                                         Its General Partner


                                         By: /s/ Daniel J. O'Brien
                                            -------------------------------
                                         Name:   Daniel J. O'Brien
                                         Title:


                                    FIRST UNION INVESTORS, INC.


                                    By: /s/ James C. Cook
                                       -------------------------------
                                    Name:   James C. Cook
                                    Title:  Senior Vice President

                                      S-2
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                                    ARES LEVERAGED INVESTMENT FUND, L.P.


                                    By:  Ares Management, L.P.,
                                         Its Manager


                                         By: /s/ Eric Beckman
                                            ------------------------------------
                                         Name:   Eric Beckman
                                         Title:  Vice President


                                    ARES LEVERAGED INVESTMENT
                                    FUND II, L.P.

                                    By:  Ares Management II, L.P.,
                                         Its Manager


                                         By: /s/ Eric Beckman
                                            ---------------------------------
                                         Name:   Eric Beckman
                                         Title:  Vice President

                                      S-3